GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Rising Dividend Growth Fund

Supplement dated October 1, 2012 to the

Prospectus dated February 27, 2012, as amended to date (the “Prospectus”)

Effective October 1, 2012, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Rising Dividend Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Jere Estes, Managing Director and CIO, DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2004); C. Troy Shaver, Jr., President and CEO, DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2010); and Ying Wang, CFA, Director of Research, DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2011).

Effective October 1, 2012, the following replaces in its entirety the “Service Providers—Fund Managers” section of the Prospectus to the extent it relates to the Fund:

Sub-Adviser Portfolio Management Team

Portfolio managers Jere Estes, C. Troy Shaver, Jr. and Ying Wang have day-to-day management responsibility of the Fund.

Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jere Estes, Managing Director and CIO, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Mr. Estes has been a portfolio manager and Managing Director of DAC since 2004 and has been Chief Investment Officer of DAC since 2008. From 1999 to 2004, Mr. Estes served as Senior Vice President and Chief Investment Officer at Bryn Mawr Trust Company.
C. Troy Shaver, Jr., President and CEO, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Mr. Shaver has been a portfolio manager and has also served as President and CEO of DAC since its inception in 2003. Mr. Shaver is also a managing director and founding member of DAC. Mr. Shaver served as the Chief Compliance Officer of DAC from 2003-2010. From 2000 to 2004, Mr. Shaver was Vice Chairman/President and CEO of GoldK, Inc./GoldK Investment Services, Inc. From 1996 to 2000, Mr. Shaver served as President of State Street Research Investment Services, Inc.

Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Ying Wang, CFA Director of Research, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Ms. Wang has been a portfolio manager since 2011, and also serves as Director of Research for DAC. From 2008 to 2011 she was a Research Analyst at DAC. Ms. Wang received her MBA from Georgia Southern University in 2008 and is a Chartered Financial Analyst (CFA) affiliated member.

*	Messrs. Estes and Shaver and Ms. Wang also served as portfolio managers of the Predecessor Fund since May 2004, February 2010 and December 2011, respectively.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

RISDIVGSTK 10-12